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                                                                    EXHIBIT 23.3

Consent of Independent Accountants

We hereby consent to the incorporation by reference in this registration statement on Form S-3 of ArQule, Inc., of our report dated March 24, 2000 relating to the financial statements of Camitro Corporation, which appears in the current report on Form 8-K of ArQule, Inc. We also consent to the reference to us under the heading "Experts" in such registration statement.

                                              /s/ PRICEWATERHOUSECOOPERS LLP


San Jose, California
February 1, 2001